UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________
FORM 8-K

_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 5, 2017
______________________________
SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)
  _______________________________

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive Fremont, California		94538
(Address of principal executive offices)		(Zip Code)
(510) 656-3333
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.
On June 5, 2017, SYNNEX Corporation (“SYNNEX”), announced that it entered into a Share Purchase Agreement (the “Purchase Agreement”) with Datatec Limited, a public limited company organized and existing under the laws of the Republic of South Africa (“Parent”) and Datatec PLC, a public limited company organized and existing under the laws of the United Kingdom, and a wholly-owned subsidiary of Parent (“UK Parent Subsidiary” and together with Parent, the “Seller Entities”), pursuant to which SYNNEX will purchase the North America and Latin American distribution business of the Seller Entities through the purchase of 100% of the shares of Westcon Group, Inc., a company incorporated in the State of Delaware, and a wholly-owned subsidiary of UK Parent Subsidiary (“Westcon”), and will also purchase 10% of the shares of each of Westcon Emerging Markets Group (Pty) Limited, a company incorporated in the Republic of South Africa and a wholly owned subsidiary of Parent (“SA Company”), and Westcon Group European Holdings, Limited, a company organized and existing under the laws of the United Kingdom and an indirect subsidiary of the Seller Entities (“UK Company”) (collectively, all shares of Westcon, SA Company and UK Company being purchased, referred to as the “Shares” and such transaction, the “Transaction”). Each of SYNNEX and the Seller Entities are sometimes hereinafter referred to as a “Party” and collectively as the “Parties”.
Pursuant to the terms of the Purchase Agreement, at the closing of the Transaction (the “Closing”), SYNNEX will purchase from the Seller Entities the Shares for an aggregate consideration consisting of: (i) at Closing, (a) $130 million in cash and (b) $500 million in shares of SYNNEX’ common stock, par value $0.001 per share; provided, however, that if the twenty (20) day volume-weighted average of SYNNEX’ common stock trading price ending on the trading day that is the second trading day prior to the date that certain closing conditions have been met is greater than the twenty (20) day volume-weighted average of SYNNEX’ common stock trading price ending on the trading day that is the second trading day prior to the date of the Purchase Agreement by 3.75% or more, SYNNEX may elect to pay an aggregate of $630 million at Closing in cash in lieu of the issuance of its common stock (the “Cash Election”); and (ii) a potential earnout amount of up to $200 million if certain gross profit measures are achieved by Westcon and its subsidiaries during the twelve-month period ending February 28, 2018.
The Purchase Agreement contains termination rights for SYNNEX and the Seller Entities in certain circumstances. Upon termination of the Purchase Agreement by SYNNEX in the event the Seller Entities breach the terms of their non-solicit obligations or in the event of an adverse recommendation change, or upon termination of the Purchase Agreement by the Seller Entities to enter into a definitive agreement with respect to a superior proposal, the Seller Entities are required to pay SYNNEX a termination fee of $24.9 million. Additionally, in the event the Purchase Agreement is terminated because Parent shareholder consent is not obtained or certain lender consents are not obtained, the Seller Entities are required to pay SYNNEX a termination fee of $3.0 million, and in the event of a Cash Election, if the Purchase Agreement is terminated because certain lender consents are not obtained, SYNNEX is required to pay the Seller Entities a termination fee of $3.0 million.
Prior to the closing of the Transaction, the Seller Entities will make certain corporate, tax and commercial reorganizations, such that, at Closing, Westcon and its subsidiaries will own only those assets that are used primarily for the benefit of the business in North America and Latin America, or which are necessary for the conduct of such business, subject to certain exceptions..
In connection with the Transaction, SYNNEX will enter into certain additional agreements at Closing with the Seller Entities and certain of their affiliates, including a Side Letter Agreement which will provide SYNNEX with an option for twelve (12) months following the Closing to purchase additional shares of each of SA Company and UK Company such that, following such exercise, SYNNEX would own, together with the shares of such entities purchased at Closing, 20% of each of SA Company and UK Company. Additionally, if no Cash Election is made, SYNNEX will also enter into an Investor Rights Agreement with UK Parent Subsidiary at Closing which provides, among other things, UK Parent Subsidiary with a right to nominate one person to the board of directors of SYNNEX, subject to certain conditions, and registration rights with respect to the shares of SYNNEX common stock issued at Closing.
Completion of the Transaction is subject to customary closing conditions, including, but not limited to, Parent shareholder approval, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other similar antitrust laws in jurisdictions outside the United States, approval of the South African Reserve Bank in accordance with the Exchange Control Regulations, and other regulatory approvals.
The Board of Directors of SYNNEX unanimously approved the Purchase Agreement and determined that the transactions contemplated thereby, including the Transaction, were advisable, fair to and in the best interest of SYNNEX and its stockholders.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Parties. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential Disclosure Letters provided by each Party in connection with the signing of the Purchase Agreement. These confidential Disclosure Letters contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk between the Parties rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts about the Parties.
The full text of SYNNEX’ press release announcing its entry into the Purchase Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. All references to www.synnex.com in Exhibit 99.1 are inactive textual references only and the information contained on such website is not incorporated by reference into this Current Report on Form 8-K.
Note on Forward-Looking Statements
Certain statements in this filing including, but not limited to, statements regarding the purchase price and Cash Election; earnout; internal reorganization; entry into additional agreements at Closing and the rights and obligations contained therein; the ability to consummate the Transaction; and any statements of assumptions underlying any of the foregoing are forward-looking statements within the meaning of the Private Securities Reform Act of 1995 that are subject to risks and uncertainties that could cause results to be materially different than expectations. Such risks and uncertainties include, but are not limited to, the risk that the Transaction will not be consummated; failure to receive regulatory approval for the Transaction; risks associated with the Transaction including the ability to successfully integrate employees and operations; diversion of management’s attention; retaining key employees; risks associated with international operations; and other risks detailed from time to time in the reports SYNNEX files with the U.S. Securities and Exchange Commission (the “SEC”) including SYNNEX’ Form 10-K for the year ended November 30, 2016 and Form 10-Q for the quarter ended February 28, 2017. Copies of reports SYNNEX filed with the SEC are posted on its website and are available from SYNNEX without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, SYNNEX disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
2.1	Share Purchase Agreement among SYNNEX, Datatec Limited and Datatec PLC dated June 5, 2017.*
99.1	SYNNEX Press Release dated June 5, 2017

*	SYNNEX hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2017	SYNNEX CORPORATION

	By:	/s/ Simon Y. Leung
Simon Y. Leung Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Share Purchase Agreement among SYNNEX, Datatec Limited and Datatec PLC dated June 5, 2017.*
99.1	SYNNEX Press Release dated June 5, 2017

*	SYNNEX hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.

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